Earnings per share (Details) - EUR (€) € / shares in Units, € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Numerators:
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 1,164,377	€ 1,199,619	€ 1,981,924
Denominators:
Weighted average number of shares outstanding	294,055,525	302,691,397	306,541,706
Potentially dilutive shares	223,429	57,892	684,681
Basic earnings per share	€ 3.96	€ 3.96	€ 6.47
Diluted earnings per share	€ 3.96	€ 3.96	€ 6.45